SUPPLEMENT DATED OCTOBER 20, 2025
TO

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
EACH DATED MAY 1, 2025, FOR

FUTURITY CORPORATE VARIABLE UNIVERAL LIFE INSURANCE
AND LARGE CASE VARIABLE UNIVERAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding changes to an investment option that is available under your Policy.

Effective November 3, 2025, the name of the following investment option will be changed:

Current Name	New Name

Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series
In addition, Macquarie Investment Management Global Limited will be removed as sub-advisor.

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.